Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	July 19, 2017

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES SECOND QUARTER RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation ("M&T")(NYSE: MTB) today reported its results of operations for the quarter ended June 30, 2017.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles ("GAAP") for the second quarter of 2017 were $2.35, up 19% from $1.98 in the year-earlier period and 11% higher than $2.12 in the first quarter of 2017.  GAAP-basis net income in the recently completed quarter totaled $381 million, a 13% rise from $336 million in the corresponding 2016 quarter and 9% above the $349 million recorded in the initial 2017 quarter.  GAAP-basis net income for the second quarter of 2017 expressed as an annualized rate of return on average assets and average common shareholders’ equity was 1.27% and 9.67%, respectively, compared with 1.09% and 8.38%, respectively, in the year-earlier quarter and 1.15% and 8.89%, respectively, in the first quarter of 2017.

Commenting on the recent quarter’s performance, Darren J. King, Executive Vice President and Chief Financial Officer, stated, “Financial results for M&T in the second quarter were highlighted by a continued widening of the net interest margin, which rose 11 basis points from the previous quarter to 3.45%.  Also contributing to the strong performance were increased trust income and well-controlled expenses that were in line with our expectations. As has been the case for some time, credit quality continued to be solid as net charge-offs were modest and nonaccrual loans decreased.”

Earnings Highlights

				Change 2Q17 vs.
($ in millions, except per share data)	2Q17	2Q16	1Q17	2Q16	1Q17

Net income	$381	$336	$349	13%	9%
Net income available to common shareholders - diluted	$361	$313	$329	15%	10%
Diluted earnings per common share	$2.35	$1.98	$2.12	19%	11%
Annualized return on average assets	1.27%	1.09%	1.15%
Annualized return on average common equity	9.67%	8.38%	8.89%

- more -

2-2-2-2-2

M&T BANK CORPORATION

For the six-month period ended June 30, 2017, diluted earnings per common share were $4.47, up 20% from $3.71 in the year-earlier period.  GAAP-basis net income for the first six months of 2017 totaled $730 million, or 15% higher than $635 million in the similar 2016 period.  Expressed as an annualized rate of return on average assets and average common shareholders’ equity, GAAP-basis net income in the six-month period ended June 30, 2017 was 1.21% and 9.28%, respectively, compared with 1.03% and 7.91%, respectively, in the corresponding 2016 period.

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a "net operating" or "tangible" basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be "nonoperating" in nature.  The amounts of such "nonoperating" expense are presented in the tables that accompany this release.  Although "net operating income" as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $2.38 in the recent quarter, up from $2.07 and $2.15 in the year-earlier quarter and the first quarter of 2017, respectively. Net operating income rose to $386 million in the second quarter of 2017, 10% higher than $351 million in the second quarter of 2016 and 9% above $354 million in the initial 2017 quarter. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income was 1.33% and 14.18%, respectively, in the second quarter of 2017, compared with 1.18% and 12.68%, respectively, in the year-earlier quarter and 1.21% and 13.05%, respectively, in the first three months of 2017.

Diluted net operating earnings per common share in the first six months of 2017 increased 15% to $4.53 from $3.94 in the first half of 2016.  Net operating income during the six-month period ended June 30, 2017 was $740 million, a rise of 10% from $671 million in the similar 2016 period.  Net operating income expressed as an annualized rate of return on average tangible assets and average tangible common shareholders’ equity was 1.27% and 13.61%, respectively, in the first half of 2017, compared with 1.14% and 12.15%, respectively, in the first six months of 2016.

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis totaled $947 million in the second quarter of 2017, an increase of $77 million, or 9%, from $870 million in the year-earlier quarter.  That improvement resulted predominantly from a widening of the net interest margin to 3.45% in the recent quarter from 3.13% in the second quarter of 2016. Taxable-equivalent net interest income in the recent quarter rose 3% from

- more -

3-3-3-3-3

M&T BANK CORPORATION

$922 million in the initial 2017 quarter.  That growth was primarily due to an 11 basis point widening of the net interest margin from 3.34% in the first quarter of 2017.

Taxable-equivalent Net Interest Income

				Change 2Q17 vs.
($ in millions)	2Q17	2Q16	1Q17	2Q16	1Q17

Average earning assets	$109,987	$111,872	$112,008	-2%	-2%
Net interest income - taxable-equivalent	$947	$870	$922	9%	3%
Net interest margin	3.45%	3.13%	3.34%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $52 million in the second quarter of 2017, compared with $32 million in the year-earlier quarter and $55 million in the first quarter of 2017.  Net charge-offs of loans were $45 million during the recent quarter, compared with $24 million in the second quarter of 2016 and $43 million in the initial 2017 quarter.  Expressed as an annualized percentage of average loans outstanding, net charge-offs were .20% and .11% in the second quarters of 2017 and 2016, respectively, and .19% in the first quarter of 2017.

Loans classified as nonaccrual totaled $872 million, or .98% of total loans outstanding at June 30, 2017, compared with $927 million or 1.04% at March 31, 2017 and $849 million or .96% at June 30, 2016. The decline in nonaccrual loans from March 31, 2017 to the recent quarter-end reflects the combined effect of borrower repayment performance and charge-offs of loans in nonaccrual status. The higher level of nonaccrual loans at the two most recent quarter-ends as compared with June 30, 2016 reflects the migration of previously performing loans obtained in the acquisition of Hudson City Bancorp, Inc. (“Hudson City”) that became over 90 days past due after June 30, 2016.  Nonaccrual Hudson City-related residential real estate loans totaled $211 million, $113 million and $207 million at June 30, 2017, June 30, 2016 and March 31, 2017, respectively.  Assets taken in foreclosure of defaulted loans were $105 million at June 30, 2017, compared with $172 million at June 30, 2016 and $119 million at March 31, 2017.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $1.01 billion at June 30, 2017, compared with $970 million and $1.00 billion at June 30, 2016 and March 31, 2017, respectively.  The allowance expressed as a percentage of outstanding loans was 1.13% at June 30, 2017, compared with 1.10% at June 30, 2016 and 1.12% at March 31, 2017.

- more -

4-4-4-4-4

M&T BANK CORPORATION

Asset Quality Metrics

				Change 2Q17 vs.
($ in millions)	2Q17	2Q16	1Q17	2Q16	1Q17

At end of quarter
Nonaccrual loans	$872	$849	$927	3%	-6%
Real estate and other foreclosed assets	$105	$172	$119	-39%	-12%
Total nonperforming assets	$977	$1,021	$1,046	-4%	-7%
Accruing loans past due 90 days or more (1)	$265	$298	$280	-11%	-5%
Nonaccrual loans as % of loans outstanding	.98%	.96%	1.04%

Allowance for credit losses	$1,008	$970	$1,001	4%	1%
Allowance for credit losses as % of loans outstanding	1.13%	1.10%	1.12%

For the period
Provision for credit losses	$52	$32	$55	63%	-5%
Net charge-offs	$45	$24	$43	86%	6%
Net charge-offs as % of average loans (annualized)	.20%	.11%	.19%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

Noninterest Income and Expense.  Noninterest income totaled $461 million in the second quarter of 2017, compared with $448 million in the year-earlier quarter and $447 million in the initial quarter of 2017.  The rise in noninterest income in the recent quarter as compared with the earlier quarters reflected higher trust income. An increase in credit-related fees also contributed to the improvement as compared with the year-earlier quarter.

Noninterest Income

				Change 2Q17 vs.
($ in millions)	2Q17	2Q16	1Q17	2Q16	1Q17

Mortgage banking revenues	$86	$89	$85	-4%	2%
Service charges on deposit accounts	106	104	104	2%	2%
Trust income	127	121	120	5%	6%
Brokerage services income	17	16	17	2%	-4%
Trading account and foreign exchange gains	8	13	10	-39%	-17%
Other revenues from operations	117	105	111	12%	6%
Total other income	$461	$448	$447	3%	3%

Noninterest expense in the second quarter of 2017 totaled $751 million, compared with $750 million in the year-earlier quarter and $788 million in the initial 2017 quarter.  Included in such amounts are expenses considered to be nonoperating in nature consisting of amortization of core deposit and other intangible assets and merger-related expenses.  Exclusive of those expenses, noninterest operating expenses were $743 million in the recent quarter, $726 million in the second quarter of 2016 and $779 million in the first quarter of 2017.  The most significant factors for the higher level of operating expenses in the recent quarter as compared with the second quarter of 2016 were increased legal costs, FDIC assessments, and outside data processing and software expenses.  As compared with the first quarter of 2017, the recent quarter's lower level of operating expenses was

- more -

5-5-5-5-5

M&T BANK CORPORATION

due, in large part, to a decline in salaries and employee benefits, including stock-based compensation, which were seasonally higher in the initial 2017 period.  That decline was partially offset by higher legal and other professional services costs in 2017’s second quarter.

Noninterest Expense

				Change 2Q17 vs.
($ in millions)	2Q17	2Q16	1Q17	2Q16	1Q17

Salaries and employee benefits	$399	$399	$450	—	-11%
Equipment and net occupancy	74	76	74	-3%	-1%
Outside data processing and software	45	43	44	5%	1%
FDIC assessments	25	22	29	13%	-12%
Advertising and marketing	16	23	16	-28%	1%
Printing, postage and supplies	9	10	10	-10%	-8%
Amortization of core deposit and other intangible assets	8	11	9	-29%	-4%
Other costs of operations	175	166	156	5%	12%
Total other expense	$751	$750	$788	—	-5%

Memo: Merger-related expenses included in above	—	$13	—	-100%	—

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio improved to 52.7% in the recent quarter from 55.1% in the second quarter of 2016 and 56.9% in the first quarter of 2017.

Balance Sheet.  M&T had total assets of $120.9 billion at June 30, 2017, compared with $123.8 billion at June 30, 2016 and $123.2 billion at March 31, 2017. Loans and leases, net of unearned discount, totaled $89.1 billion at the recent quarter-end, modestly changed from $88.5 billion at June 30, 2016 and $89.3 billion at March 31, 2017.  Investment securities were $15.8 billion, $15.0 billion and $16.0 billion at June 30, 2017, June 30, 2016, and March 31, 2017, respectively.  Total deposits were $93.5 billion at June 30, 2017, compared with $94.7 billion a year earlier and $97.0 billion at March 31, 2017.

Reflecting the impact of repurchases of M&T’s common stock, total shareholders' equity declined to $16.3 billion at June 30, 2017 from $16.5 billion a year earlier, representing 13.47% and 13.30%, respectively, of total assets. Total shareholders’ equity was $16.2 billion, or 13.16% of total assets, at March 31, 2017. Common shareholders' equity was $15.1 billion, or $98.66 per share, at June 30, 2017, compared with $15.2 billion, or $96.49 per share, at June 30, 2016 and $15.0 billion, or $97.40 per share, at March 31, 2017.  Tangible equity per common share rose to $68.20 at the recent quarter-end from $66.95 a year earlier and $67.16 at March 31, 2017.  In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.

- more -

6-6-6-6-6

M&T BANK CORPORATION

M&T estimates that the ratio of Common Equity Tier 1 to risk-weighted assets under regulatory capital rules was approximately 10.80% as of June 30, 2017.

In accordance with its 2016 capital plan, M&T repurchased 1,409,807 shares of common stock during the recent quarter at an average cost per share of $159.52, for a total cost of $225 million.  In the aggregate, during the first six months of 2017, M&T repurchased 4,643,003 shares of common stock under that plan at a total cost of $757 million.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss second quarter financial results today at 10:00 a.m. Eastern Time.  Those wishing to participate in the call may dial (877)780-2276.  International participants, using any applicable international calling codes, may dial (973)582-2700.  Callers should reference M&T Bank Corporation or the conference ID# 40703727. The conference call will be webcast live through M&T's website at http://ir.mandtbank.com/events.cfm.  A replay of the call will be available through Wednesday, July 26, 2017 by calling (800)585-8367, or (404)537-3406 for international participants, and by making reference to ID# 40703727.  The event will also be archived and available by 7:00 p.m. today on M&T's website at http://ir.mandtbank.com/events.cfm.

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Future Factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or

- more -

7-7-7-7-7

M&T BANK CORPORATION

regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

- more -

8-8-8-8-8

M&T BANK CORPORATION

Financial Highlights

	Three months ended			Six months ended
	June 30			June 30
Amounts in thousands, except per share	2017	2016	Change	2017	2016	Change
Performance
Net income	$381,053	336,031	13%	$729,980	634,559	15%
Net income available to common shareholders	360,662	312,974	15%	689,217	588,707	17%

Per common share:
Basic earnings	$2.36	1.98	19%	$4.49	3.72	21%
Diluted earnings	2.35	1.98	19%	4.47	3.71	20%
Cash dividends	$.75	.70	7%	$1.50	1.40	7%

Common shares outstanding:
Average - diluted (1)	153,276	158,341	-3%	154,108	158,761	-3%
Period end (2)	152,539	157,917	-3%	152,539	157,917	-3%

Return on (annualized):
Average total assets	1.27%	1.09%		1.21%	1.03%
Average common shareholders' equity	9.67%	8.38%		9.28%	7.91%
Taxable-equivalent net interest income	$946,936	870,341	9%	$1,869,195	1,748,637	7%
		0			$-
Yield on average earning assets	3.79%	3.51%		3.73%	3.53%
Cost of interest-bearing liabilities	.52%	.56%		.52%	.55%
Net interest spread	3.27%	2.95%		3.21%	2.98%
Contribution of interest-free funds	.18%	.18%		.19%	.17%
Net interest margin	3.45%	3.13%		3.40%	3.15%
Net charge-offs to average total net loans (annualized)	.20%	.11%		.20%	.15%

Net operating results (3)
Net operating income	$385,974	350,604	10%	$740,009	670,668	10%
Diluted net operating earnings per common share	2.38	2.07	15%	4.53	3.94	15%
Return on (annualized):
Average tangible assets	1.33%	1.18%		1.27%	1.14%
Average tangible common equity	14.18%	12.68%		13.61%	12.15%
Efficiency ratio	52.74%	55.06%		54.81%	56.03%

	At June 30
Loan quality	2017	2016	Change
Nonaccrual loans	$872,374	848,855	3%
Real estate and other foreclosed assets	104,424	172,473	-39%
Total nonperforming assets	$976,798	1,021,328	-4%
		-
Accruing loans past due 90 days or more (4)	$265,461	298,449	-11%

Government guaranteed loans included in totals above:
Nonaccrual loans	$39,296	52,486	-25%
Accruing loans past due 90 days or more	235,227	269,962	-13%
		-
Renegotiated loans	$221,892	211,159	5%

Accruing loans acquired at a discount past due 90 days or more (5)	$57,498	68,591	-16%

Purchased impaired loans (6):
Outstanding customer balance	$838,476	1,040,678	-19%
Carrying amount	512,393	662,059	-23%
		0
Nonaccrual loans to total net loans	.98%	.96%
		0.00%
Allowance for credit losses to total loans	1.13%	1.10%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

- more -

9-9-9-9-9

M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Amounts in thousands, except per share	2017	2017	2016	2016	2016
Performance
Net income	$381,053	348,927	330,571	349,984	336,031
Net income available to common shareholders	360,662	328,567	307,797	326,998	312,974
Per common share:
Basic earnings	$2.36	2.13	1.98	2.10	1.98
Diluted earnings	2.35	2.12	1.98	2.10	1.98
Cash dividends	$.75	.75	.70	.70	.70
Common shares outstanding:
Average - diluted (1)	153,276	154,949	155,700	156,026	158,341
Period end (2)	152,539	153,781	156,213	154,987	157,917
Return on (annualized):
Average total assets	1.27%	1.15%	1.05%	1.12%	1.09%
Average common shareholders' equity	9.67%	8.89%	8.13%	8.68%	8.38%
Taxable-equivalent net interest income	$946,936	922,259	883,147	865,065	870,341
Yield on average earning assets	3.79%	3.67%	3.45%	3.44%	3.51%
Cost of interest-bearing liabilities	.52%	.52%	.57%	.59%	.56%
Net interest spread	3.27%	3.15%	2.88%	2.85%	2.95%
Contribution of interest-free funds	.18%	.19%	.20%	.20%	.18%
Net interest margin	3.45%	3.34%	3.08%	3.05%	3.13%
Net charge-offs to average total net loans (annualized)	.20%	.19%	.22%	.19%	.11%
Net operating results (3)
Net operating income	$385,974	354,035	336,095	355,929	350,604
Diluted net operating earnings per common share	2.38	2.15	2.01	2.13	2.07
Return on (annualized):
Average tangible assets	1.33%	1.21%	1.10%	1.18%	1.18%
Average tangible common equity	14.18%	13.05%	11.93%	12.77%	12.68%
Efficiency ratio	52.74%	56.93%	56.42%	55.92%	55.06%

	June 30,	March 31,	December 31,	September 30,	June 30,
Loan quality	2017	2017	2016	2016	2016
Nonaccrual loans	$872,374	926,675	920,015	837,362	848,855
Real estate and other foreclosed assets	104,424	119,155	139,206	159,881	172,473
Total nonperforming assets	$976,798	1,045,830	1,059,221	997,243	1,021,328
Accruing loans past due 90 days or more (4)	$265,461	280,019	300,659	317,282	298,449
Government guaranteed loans included in totals above:
Nonaccrual loans	$39,296	39,610	40,610	47,130	52,486
Accruing loans past due 90 days or more	235,227	252,552	282,659	282,077	269,962
Renegotiated loans	$221,892	191,343	190,374	217,559	211,159
Accruing loans acquired at a discount past due 90 days or more (5)	$57,498	63,732	61,144	65,182	68,591
Purchased impaired loans (6):
Outstanding customer balance	$838,476	890,431	927,446	981,105	1,040,678
Carrying amount	512,393	552,935	578,032	616,991	662,059
Nonaccrual loans to total net loans	.98%	1.04%	1.01%	.93%	.96%
Allowance for credit losses to total loans	1.13%	1.12%	1.09%	1.09%	1.10%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 16.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

- more -

10-10-10-10-10

M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended			Six months ended
	June 30			June 30
Dollars in thousands	2017	2016	Change	2017	2016	Change
Interest income	$1,030,413	970,621	6%	$2,036,446	1,943,455	5%
Interest expense	92,213	106,802	-14	183,986	207,672	-11
Net interest income	938,200	863,819	9	1,852,460	1,735,783	7
Provision for credit losses	52,000	32,000	63	107,000	81,000	32
Net interest income after provision for credit losses	886,200	831,819	7	1,745,460	1,654,783	5
Other income
Mortgage banking revenues	86,163	89,383	-4	170,855	171,446	—
Service charges on deposit accounts	106,057	103,872	2	210,233	206,277	2
Trust income	126,797	120,450	5	246,812	231,527	7
Brokerage services income	16,617	16,272	2	34,001	32,276	5
Trading account and foreign exchange gains	8,084	13,222	-39	17,775	20,680	-14
Gain (loss) on bank investment securities	(17)	264	—	(17)	268	—
Other revenues from operations	117,115	104,791	12	228,002	206,713	10
Total other income	460,816	448,254	3	907,661	869,187	4
Other expense
Salaries and employee benefits	398,900	398,675	—	848,762	830,460	2
Equipment and net occupancy	73,797	75,724	-3	148,163	149,902	-1
Outside data processing and software	44,575	42,509	5	88,876	85,524	4
FDIC assessments	25,353	22,370	13	54,180	47,595	14
Advertising and marketing	16,324	22,613	-28	32,434	44,067	-26
Printing, postage and supplies	8,957	9,907	-10	18,665	21,893	-15
Amortization of core deposit and other intangible assets	8,113	11,418	-29	16,533	23,737	-30
Other costs of operations	174,616	166,679	5	330,874	322,812	2
Total other expense	750,635	749,895	—	1,538,487	1,525,990	1
Income before income taxes	596,381	530,178	12	1,114,634	997,980	12
Applicable income taxes	215,328	194,147	11	384,654	363,421	6
Net income	$381,053	336,031	13%	$729,980	634,559	15%

- more -

11-11-11-11-11

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Dollars in thousands	2017	2017	2016	2016	2016
Interest income	$1,030,413	1,006,033	982,901	969,515	970,621
Interest expense	92,213	91,773	107,137	111,175	106,802
Net interest income	938,200	914,260	875,764	858,340	863,819
Provision for credit losses	52,000	55,000	62,000	47,000	32,000
Net interest income after provision for credit losses	886,200	859,260	813,764	811,340	831,819
Other income
Mortgage banking revenues	86,163	84,692	98,504	103,747	89,383
Service charges on deposit accounts	106,057	104,176	104,890	107,935	103,872
Trust income	126,797	120,015	122,003	118,654	120,450
Brokerage services income	16,617	17,384	15,233	15,914	16,272
Trading account and foreign exchange gains	8,084	9,691	7,692	12,754	13,222
Gain (loss) on bank investment securities	(17)	—	1,566	28,480	264
Other revenues from operations	117,115	110,887	115,571	103,866	104,791
Total other income	460,816	446,845	465,459	491,350	448,254
Other expense
Salaries and employee benefits	398,900	449,862	393,354	399,786	398,675
Equipment and net occupancy	73,797	74,366	69,976	75,263	75,724
Outside data processing and software	44,575	44,301	43,987	42,878	42,509
FDIC assessments	25,353	28,827	28,991	28,459	22,370
Advertising and marketing	16,324	16,110	21,074	21,996	22,613
Printing, postage and supplies	8,957	9,708	8,681	8,972	9,907
Amortization of core deposit and other intangible assets	8,113	8,420	9,089	9,787	11,418
Other costs of operations	174,616	156,258	193,951	165,251	166,679
Total other expense	750,635	787,852	769,103	752,392	749,895
Income before income taxes	596,381	518,253	510,120	550,298	530,178
Applicable income taxes	215,328	169,326	179,549	200,314	194,147
Net income	$381,053	348,927	330,571	349,984	336,031

- more -

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	June 30
Dollars in thousands	2017	2016	Change
ASSETS
Cash and due from banks	$1,344,478	1,284,442	5%
Interest-bearing deposits at banks	5,023,829	8,474,839	-41
Federal funds sold	1,000	—	—
Trading account	174,646	506,131	-65
Investment securities	15,816,060	14,963,084	6
Loans and leases:
Commercial, financial, etc.	22,191,051	21,469,242	3
Real estate - commercial	33,348,991	30,711,230	9
Real estate - consumer	20,960,171	24,530,249	-15
Consumer	12,580,342	11,811,277	7
Total loans and leases, net of unearned discount	89,080,555	88,521,998	1
Less: allowance for credit losses	1,008,225	970,496	4
Net loans and leases	88,072,330	87,551,502	1
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	86,422	116,531	-26
Other assets	5,784,690	6,330,943	-9
Total assets	$120,896,567	123,820,584	-2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$32,366,426	30,700,066	5%
Interest-bearing deposits	60,978,895	63,756,514	-4
Deposits at Cayman Islands office	195,617	193,523	1
Total deposits	93,540,938	94,650,103	-1
Short-term borrowings	1,695,453	407,123	316
Accrued interest and other liabilities	1,727,059	1,963,093	-12
Long-term borrowings	7,649,580	10,328,751	-26
Total liabilities	104,613,030	107,349,070	-3
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common (1)	15,052,037	15,240,014	-1
Total shareholders' equity	16,283,537	16,471,514	-1
Total liabilities and shareholders' equity	$120,896,567	123,820,584	-2%

(1)	Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $270.1 million at June 30, 2017 and $101.0 million at June 30, 2016.

- more -

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	June 30,	March 31,	December 31,	September 30,	June 30,
Dollars in thousands	2017	2017	2016	2016	2016
ASSETS
Cash and due from banks	$1,344,478	1,286,962	1,320,549	1,332,202	1,284,442
Interest-bearing deposits at banks	5,023,829	6,945,149	5,000,638	10,777,636	8,474,839
Federal funds sold	1,000	—	—	—	—
Trading account	174,646	174,854	323,867	488,588	506,131
Investment securities	15,816,060	15,968,415	16,250,468	14,733,574	14,963,084
Loans and leases:
Commercial, financial, etc.	22,191,051	22,295,376	22,610,047	21,917,163	21,469,242
Real estate - commercial	33,348,991	33,071,654	33,506,394	32,078,762	30,711,230
Real estate - consumer	20,960,171	21,724,491	22,590,912	23,584,420	24,530,249
Consumer	12,580,342	12,221,481	12,146,063	12,066,147	11,811,277
Total loans and leases, net of unearned discount	89,080,555	89,313,002	90,853,416	89,646,492	88,521,998
Less: allowance for credit losses	1,008,225	1,001,430	988,997	976,121	970,496
Net loans and leases	88,072,330	88,311,572	89,864,419	88,670,371	87,551,502
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	86,422	94,535	97,655	106,744	116,531
Other assets	5,784,690	5,848,652	5,998,498	6,138,801	6,330,943
Total assets	$120,896,567	123,223,251	123,449,206	126,841,028	123,820,584

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$32,366,426	34,279,591	32,813,896	33,127,627	30,700,066
Interest-bearing deposits	60,978,895	62,570,167	62,478,053	64,786,035	63,756,514
Deposits at Cayman Islands office	195,617	192,763	201,927	223,183	193,523
Total deposits	93,540,938	97,042,521	95,493,876	98,136,845	94,650,103
Short-term borrowings	1,695,453	185,102	163,442	213,846	407,123
Accrued interest and other liabilities	1,727,059	1,694,905	1,811,431	1,938,201	1,963,093
Long-term borrowings	7,649,580	8,087,619	9,493,835	10,211,160	10,328,751
Total liabilities	104,613,030	107,010,147	106,962,584	110,500,052	107,349,070
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common (1)	15,052,037	14,981,604	15,255,122	15,109,476	15,240,014
Total shareholders' equity	16,283,537	16,213,104	16,486,622	16,340,976	16,471,514
Total liabilities and shareholders' equity	$120,896,567	123,223,251	123,449,206	126,841,028	123,820,584

(1)

Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $270.1 million at June 30, 2017,  $291.6 million at March 31, 2017, $294.6 million at December 31, 2016, $114.6 million at September 30, 2016 and $101.0 million at June 30, 2016.

- more -

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Six months ended
	June 30,		June 30,		March 31,		June 30, 2017 from		June 30				Change
Dollars in millions	2017		2016		2017		June 30,	March 31,	2017		2016		in
	Balance	Rate	Balance	Rate	Balance	Rate	2016	2017	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$4,741	1.03%	8,711	.51%	6,152	.80%	-46%	-23%	$5,443	.90%	8,452	.51%	-36%
Federal funds sold	1	1.44	—	—	—	—	—	—	—	—	—	—	—
Trading account	64	1.50	92	1.58	60	2.20	-31	7	62	1.84	88	1.68	-30
Investment securities	15,913	2.36	14,914	2.49	15,999	2.43	7	-1	15,956	2.40	15,131	2.55	5
Loans and leases, net of unearned discount
Commercial, financial, etc.	22,350	3.84	21,450	3.47	22,290	3.66	4	—	22,320	3.75	21,083	3.43	6
Real estate - commercial	33,214	4.30	30,134	4.09	33,175	4.18	10	—	33,195	4.24	29,780	4.12	11
Real estate - consumer	21,318	3.94	24,858	3.94	22,179	3.92	-14	-4	21,746	3.93	25,359	3.94	-14
Consumer	12,386	4.78	11,713	4.55	12,153	4.68	6	2	12,270	4.73	11,648	4.55	5
Total loans and leases, net	89,268	4.19	88,155	3.99	89,797	4.09	1	-1	89,531	4.14	87,870	3.99	2
Total earning assets	109,987	3.79	111,872	3.51	112,008	3.67	-2	-2	110,992	3.73	111,541	3.53	—
Goodwill	4,593		4,593		4,593		—	—	4,593		4,593		—
Core deposit and other intangible assets	90		122		98		-26	-8	94		128		-26
Other assets	6,095		7,119		6,279		-14	-3	6,186		7,217		-14
Total assets	$120,765		123,706		122,978		-2%	-2%	$121,865		123,479		-1%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$53,611	.23	51,847	.16	53,260	.20	3%	1%	$53,437	.21	51,091	.15	5%
Time deposits	8,559	.76	12,755	.85	9,561	.81	-33	-10	9,057	.79	12,877	.80	-30
Deposits at Cayman Islands office	163	.69	182	.40	192	.56	-11	-15	177	.62	185	.41	-4
Total interest-bearing deposits	62,333	.30	64,784	.30	63,013	.29	-4	-1	62,671	.30	64,153	.28	-2
Short-term borrowings	212	.71	1,078	.43	184	.48	-80	15	199	.60	1,579	.42	-87
Long-term borrowings	8,292	2.16	10,297	2.27	8,423	2.25	-19	-2	8,357	2.20	10,413	2.24	-20
Total interest-bearing liabilities	70,837	.52	76,159	.56	71,620	.52	-7	-1	71,227	.52	76,145	.55	-6
Noninterest-bearing deposits	31,868		29,249		33,287		9	-4	32,574		29,059		12
Other liabilities	1,775		1,921		1,748		-8	2	1,760		1,947		-10
Total liabilities	104,480		107,329		106,655		-3	-2	105,561		107,151		-1
Shareholders' equity	16,285		16,377		16,323		-1	—	16,304		16,328		—
Total liabilities and shareholders' equity	$120,765		123,706		122,978		-2%	-2%	$121,865		123,479		-1%

Net interest spread		3.27		2.95		3.15				3.21		2.98
Contribution of interest-free funds		.18		.18		.19				.19		.17
Net interest margin		3.45%		3.13%		3.34%				3.40%		3.15%

- more -

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended		Six months ended
	June 30		June 30
	2017	2016	2017	2016
Income statement data
In thousands, except per share
Net income
Net income	$381,053	336,031	729,980	634,559
Amortization of core deposit and other intangible assets (1)	4,921	6,936	10,029	14,424
Merger-related expenses (1)	—	7,637	—	21,685
Net operating income	$385,974	350,604	740,009	670,668

Earnings per common share
Diluted earnings per common share	$2.35	1.98	4.47	3.71
Amortization of core deposit and other intangible assets (1)	.03	.04	.06	.09
Merger-related expenses (1)	—	.05	—	.14
Diluted net operating earnings per common share	$2.38	2.07	4.53	3.94

Other expense
Other expense	$750,635	749,895	1,538,487	1,525,990
Amortization of core deposit and other intangible assets	(8,113)	(11,418)	(16,533)	(23,737)
Merger-related expenses	—	(12,593)	—	(35,755)
Noninterest operating expense	$742,522	725,884	1,521,954	1,466,498

Merger-related expenses
Salaries and employee benefits	$—	60	—	5,334
Equipment and net occupancy	—	339	—	1,278
Outside data processing and software	—	352	—	1,067
Advertising and marketing	—	6,327	—	10,522
Printing, postage and supplies	—	545	—	1,482
Other costs of operations	—	4,970	—	16,072
Total	$—	12,593	—	35,755

Efficiency ratio
Noninterest operating expense (numerator)	$742,522	725,884	1,521,954	1,466,498
Taxable-equivalent net interest income	946,936	870,341	1,869,195	1,748,637
Other income	460,816	448,254	907,661	869,187
Less: Gain (loss) on bank investment securities	(17)	264	(17)	268
Denominator	$1,407,769	1,318,331	2,776,873	2,617,556
Efficiency ratio	52.74%	55.06%	54.81%	56.03%

Balance sheet data
In millions
Average assets
Average assets	$120,765	123,706	121,865	123,479
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(90)	(122)	(94)	(128)
Deferred taxes	35	48	37	50
Average tangible assets	$116,117	119,039	117,215	118,808
Average common equity
Average total equity	$16,285	16,377	16,304	16,328
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	15,053	15,145	15,072	15,096
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(90)	(122)	(94)	(128)
Deferred taxes	35	48	37	50
Average tangible common equity	$10,405	10,478	10,422	10,425

At end of quarter
Total assets
Total assets	$120,897	123,821
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(86)	(117)
Deferred taxes	33	46
Total tangible assets	$116,251	119,157
Total common equity
Total equity	$16,284	16,472
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	15,049	15,237
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(86)	(117)
Deferred taxes	33	46
Total tangible common equity	$10,403	10,573

(1)	After any related tax effect.

- more -

16-16-16-16-16

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Income statement data
In thousands, except per share
Net income
Net income	$381,053	348,927	330,571	349,984	336,031
Amortization of core deposit and other intangible assets (1)	4,921	5,108	5,524	5,945	6,936
Merger-related expenses (1)	—	—	—	—	7,637
Net operating income	$385,974	354,035	336,095	355,929	350,604

Earnings per common share
Diluted earnings per common share	$2.35	2.12	1.98	2.10	1.98
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.04
Merger-related expenses (1)	—	—	—	—	.05
Diluted net operating earnings per common share	$2.38	2.15	2.01	2.13	2.07

Other expense
Other expense	$750,635	787,852	769,103	752,392	749,895
Amortization of core deposit and other intangible assets	(8,113)	(8,420)	(9,089)	(9,787)	(11,418)
Merger-related expenses	—	—	—	—	(12,593)
Noninterest operating expense	$742,522	779,432	760,014	742,605	725,884

Merger-related expenses
Salaries and employee benefits	$—	—	—	—	60
Equipment and net occupancy	—	—	—	—	339
Outside data processing and software	—	—	—	—	352
Advertising and marketing	—	—	—	—	6,327
Printing, postage and supplies	—	—	—	—	545
Other costs of operations	—	—	—	—	4,970
Total	$—	—	—	—	12,593

Efficiency ratio
Noninterest operating expense (numerator)	$742,522	779,432	760,014	742,605	725,884
Taxable-equivalent net interest income	946,936	922,259	883,147	865,065	870,341
Other income	460,816	446,845	465,459	491,350	448,254
Less: Gain (loss) on bank investment securities	(17)	—	1,566	28,480	264
Denominator	$1,407,769	1,369,104	1,347,040	1,327,935	1,318,331
Efficiency ratio	52.74%	56.93%	56.42%	55.92%	55.06%

Balance sheet data
In millions
Average assets
Average assets	$120,765	122,978	125,734	124,725	123,706
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(90)	(98)	(102)	(112)	(122)
Deferred taxes	35	39	40	44	48
Average tangible assets	$116,117	118,326	121,079	120,064	119,039
Average common equity
Average total equity	$16,285	16,323	16,673	16,347	16,377
Preferred stock	(1,232)	(1,232)	(1,492)	(1,232)	(1,232)
Average common equity	15,053	15,091	15,181	15,115	15,145
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(90)	(98)	(102)	(112)	(122)
Deferred taxes	35	39	40	44	48
Average tangible common equity	$10,405	10,439	10,526	10,454	10,478

At end of quarter
Total assets
Total assets	$120,897	123,223	123,449	126,841	123,821
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(86)	(95)	(98)	(107)	(117)
Deferred taxes	33	38	39	42	46
Total tangible assets	$116,251	118,573	118,797	122,183	119,157
Total common equity
Total equity	$16,284	16,213	16,487	16,341	16,472
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	15,049	14,978	15,252	15,106	15,237
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(86)	(95)	(98)	(107)	(117)
Deferred taxes	33	38	39	42	46
Total tangible common equity	$10,403	10,328	10,600	10,448	10,573

(1)	After any related tax effect.

###